LORD ABBETT INVESTMENT TRUST

Lord Abbett Convertible Fund

Supplement dated April 29, 2013 to the

Prospectus dated April 1, 2013

The following replaces the subsection titled “Management – Portfolio Managers” on page 51 of the prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Christopher J. Towle, Partner and Director	2003
Alan R. Kurtz, Portfolio Manager	2003

The following replaces the subsection titled “Management and Organization of the Funds – Portfolio Managers – Convertible Fund” on page 217 of the prospectus:

Convertible Fund. The team is headed by Christopher J. Towle, Partner and Director. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since the Fund’s inception in 2003. Assisting Mr. Towle is Alan R. Kurtz, Portfolio Manager. Mr. Kurtz joined Lord Abbett in 2000 and has been a member of the Fund’s team since 2003. Messrs. Towle and Kurtz are jointly and primarily responsible for the day-to-day management of the Fund.

Please retain this document for your future reference.